Table of Contents

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

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E-DEBIT GLOBAL CORPORATION

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

 MANAGEMENT INFORMATION STATEMENT

E-DEBIT GLOBAL CORPORATION

This information is provided in connection with the Annual Meeting of the Shareholders of the Corporation to be held on March 28, 2018 at 10:00 AM, at 3847 South Puget Sound Avenue, Tacoma, Washington

We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy

March 6, 2018

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of E-Debit Global Corporation (the “Corporation”) will be held on March 28, 2018 at 10:30 a.m. at 3847 South Puget Sound Avenue, Tacoma, Washington for the following purposes:

ELECTION OF BOARD OF DIRECTORS

1.	to elect four (4) members of the Board of Directors for the ensuing year;

APPROVAL OF FINANCIAL STATEMENTS AND APPOINTMENT OF AUDITORS

2.	to present for approval the prepared financial statements for the Corporation for the years 2014, 2015, 2016 and 2017 and the appointment of the Corporations Canadian and US auditors for submission for US GAP audit;

NAME CHANGE OF THE CORPORATION

3.	to present for approval an amendment of the approval of the shareholders at a meeting of the shareholders on March 27, 2017 to continue to conduct reorganization of the Corporation to facilitate a change of control of the company to a United States based company or companies which the Management and Board believe holds potential for the benefit of shareholders with particular attention to value recovery related to the current non-capital loss carried forward reflected on the Corporations financial statements (as specified in Action 4) to include and add the approval of a name change for the Corporation;

4.	To authorize the Corporation’s Board of Director and Management to make an application for a change to the current trading symbol of the Corporation from “WSHE” to such other symbol selected and approved by FINRA if the Board of Directors and Management believes a trading symbol change is in the best interest of the Corporation;

AMENDMENT TO THE CORPORATIONS ARTICLES OF INCORPORATION AND BYLAWS

5.	to amend the articles of incorporation, and/or the bylaws of the Corporation to allow the Board of Directors to determine the manner in which Notice of a Shareholder Meeting either an Annual Meeting or a Special Meeting of the shareholders is given and/or delivered to Shareholders of Record;

6.	to amend the articles of incorporation, and/or the bylaws of the Corporation to allow the Board of Directors to impose such restrictions as is deemed to be in the best interest of the Corporation and to impose such restrictions on the transfer or registration of transfer of shares of the corporation subject to Colorado Revised Statutes Title 7 Corporations and Associations § 7-106-208;

ASSET ACQUISITIONS

7.	to ratify and approve the purchase by the Corporation the assets of AGH WA, LLC a Washington State Limited Liability Company conducting business as Affordable Green Holdings (“AGH”) which may at the determination of the Corporation’s Board of Directors include a share purchase agreement;

8.	to authorize the Corporation’s Board of Directors and Management to enter into such other asset purchases including but not limited to share purchase acquisitions that they feel are in the best interest in of the Corporation;

STOCK OPTION PLAN

9.	to approve an ordinary resolution approving entitlements under the Company's Stock Option Plans, as more particularly described and set out in Appendices A and B attached hereto accompanying this notice of meeting; and

GENERAL

10.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The holders of our common stock of record at the close of business on March 10, 2018 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.  We will be posting the meeting materials on the Corporation’s website located at www.edebitglobal.com

DATED at Golden, Colorado this 6th day of March 2018.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas N. Mac Donald

President and Chief Executive Officer

TABLE OF CONTENTS

NON-SOLICITATION OF PROXIES.	1

NON-REGISTERED HOLDERS	1

QUORUM AND VOTING SHARES	1

PRINCIPAL HOLDERS, EXECUTIVE OFFICERS AND DIRECTORS	2

PROPOSAL NUMBER ONE: ELECTION OF DIRECTORS	3

PROPOSAL NUMBER TWO: APPROVAL OF PREPARED FINANCIAL STATEMENTS and to APPOINT THE AUDITORS FOR THE CORPORATION	8

PROPOSAL NUMBER THREE: NAME CHANGE OF THE CORPORATION	8

PROPOSAL NUMBER FOUR: CHANGE OF THE CORPORATIONS TRADING SYMBOL	8

PROPOSAL NUMBER FIVE: CHANGE OF THE CORPORATION BYLAWS - NOTICE TO SHAREHOLDERS OF ANNUAL MEETING AND SPECIAL MEETINGS OF THE SHAREHOLDERS	8

PROPOSAL NUMBER SIX: CHANGE OF THE CORPORATION BYLAWS – AUTHORITY OF THE BOARD TO ISSUE AND TO IMPOSE RESTRICTIONS ON THE TRANSFER OR REGISTRATION OF SHARES OF THE CORPORATION	9

PROPOSAL NUMBER SEVEN: AUTHORIZE THE CORPORATION’S PURCHASE OF THE ASSETS OF AGH WA, LLC	9

PROPOSAL NUMBER EIGHT: AUTHORIZE THE CORPORATION’S BOARD TO ENGAGE AND ENTER INTO OTHER ASSET PURCHASE AGREEMENTS	9

PROPOSAL NUMBER NINE: AUTHORIZE THE CORPORATION’S STOCK OPTION PLANS FOR 2018.	9

PROPOSAL NUMBER TEN: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEEETING OR ANY ADJOURNMENTTHEREOF.	9

AVAILABILITY OF DISCLOSURE DOCUMENTS	9

Appendix A - E-DEBIT GLOBAL CORPORATION, INC. 2018 STOCK OPTION PLAN FOR EMPLOYEES	A-1
Appendix B - E-DEBIT GLOBAL CORPORATION, INC. 2018 STOCK OPTION PLAN FOR CONSULTANTS AND ADVISORS	B-1

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E-DEBIT GLOBAL CORPORATION

INFORMATION STATEMENT

We are not asking you for a Proxy and you are requested not to send us a Proxy

NON-REGISTERED HOLDERS

Only registered holders as of the record date of March 10, 2018 of shares of the Corporation’s common stock (the “Common Shares”) or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting.

In many cases, Common Shares of the Corporation beneficially owned by a holder (a “Non-Registered Holder”) are registered either:

(A)           in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds and registered educational savings plans and similar plans; or

(B)           in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

The Board of Directors of the Corporation will determine the requirement to distribute copies of the Notice of Internet Access to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders. Upon receipt Intermediaries are required to forward Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders.

Should a Non-Registered Holder wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder must obtain a proxy from their Intermediary. Non-Registered Holders should carefully follow the instructions of their Intermediaries.

QUORUM AND VOTING SHARES

The Corporation has fixed March 10, 2018 as the record date (the “Record Date”) for the purpose of determining the shareholders entitled to receive the Notice of Meeting. As of March 10, 2018, there were 845,910,852 Common Shares issued and outstanding.

Any shares that are registered at the close of business on the Record Date will entitle its holder or any proxy named by him or her to receive notice of and to vote at the Meeting and at any adjournment thereof.

Shares may be voted for or be withheld from voting with respect to the election of directors and the appointment of auditors and the authorization of directors to fix their remuneration. On all other matters, the shareholders may vote for or against the proposal.

Unless otherwise indicated, the matters submitted to a vote at the Meeting must be approved by a majority of the aggregate of the votes cast by the holders of common shares attending the meeting in person or by proxy. Fifty percent (50%) of the voting shares constitutes a quorum sufficient to carry on with the Meeting.

The Corporation will prepare an alphabetical list of shareholders entitled to vote as of the Record Date at the Meeting that shows the number of Common Shares and Preferred Shares held by each shareholder. The list of shareholders is available for consultation during usual business hours at the office of the Corporation’s transfer agent and registrar, Mountain Share Transfer, LLC, located at 2030 Powers Ferry Road SE, Atlanta, GA 30339, and at the Meeting.

The Chairman of the Meeting may conduct the vote on any matter by a show of hands of shareholders and proxy holders present at the Meeting and entitled to vote thereat unless a ballot is demanded by a shareholder present at the Meeting or by a proxy holder entitled to vote at the Meeting or unless the Chairman declares that proxies representing not less than five percent (5%) of the shares entitled to be voted at the Meeting would be voted against what would otherwise be the decision of the Meeting on such matter.

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PRINCIPAL HOLDERS, EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information concerning the beneficial ownership of the Corporation’s outstanding Common stock as of March 10, 2018 for: each of its directors and executive officers individually; each person or group that it knows owns beneficially more than five percent (5%) of the Corporation’s common stock; and all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power.  The rules also deem common stock subject to options currently exercisable or exercisable within sixty (60) days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person.  The applicable percentage of ownership for each shareholder is based on 845,910,852 shares of common stock outstanding as of March 10, 2018.  Except as otherwise indicated, the Corporation believes that the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

Name and Address of Beneficial Owner Officers and Directors	Number of Common Shares Owned	Percentage of Common Shares Owned
Douglas N. Mac Donald (1) St. Albert, Alberta Canada	90,206,925	10.66%

Judy Campbell Las Vegas, Nevada USA	0	0%

Jake George Seattle, Washington USA	0	0%

Brendan McKenna Seattle, Washington USA	0	0%

Total shares owned by Officers and Directors	90,206,925	10.66%

1)      Douglas Mac Donald     98,823,300 Shares

9,050,000 common shares are owned and held in the name of Douglas  Mac Donald; 15,000,000 common shares are owned and held in the name of Mac Donald Venture Corp. of which Mr. Mac Donald  is the sole officer and Director; 10,662,000 common shares are owned and held in the name of Mac Donald & Associates Gaming Specialists Inc., of which Mr. Mac Donald is the sole officer and Director, 16,632,500 common shares are owned and held in the name of  797320 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director; 22,397,050 common shares are owned and held in the name of 732352 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director, and Doug Mac Donald is a 50% owner of 989939 Alberta Ltd. with a share position of 32,980,750 common shares. (Note: 13,750,000 common shares are owned and held in the name of Mr. Mac Donald’s’ wife Patricia Mac Donald).

Name and Address of Beneficial Owner 5% + Holders of Common Shares	Number of Common Shares Owned	Percentage of Common Shares Owned
Sundance Gold Ltd. (1) Vancouver, British Columbia Canada	43,739,533	5.17%

Myles Mac Donald (2) St. Albert, Alberta Canada	160,381,190	19%

(1)      Sundance Gold Ltd.      43,739,533 Shares

Sundance Gold Ltd. Is an independent Company located in Vancouver, British Columbia.

(2)      Myles Mac Donald     160,381,190 Shares

Myles Mac Donald is the adult son of Director Douglas Mac Donald

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PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

For the upcoming fiscal year, management of the Corporation proposes the election of four (4) directors.  The election of the directors will be based on a plurality of votes, with the nominees receiving the most votes becoming members of the Board for the ensuing year. Each director will hold office until the next annual meeting of shareholders or until his successor is duly elected, unless he resigns or his office becomes vacant by removal, death or other causes. Upon a Vacancy the remaining members of the duly elected Board of Directors shall be authorized to leave the Vacancy open or at their sole determination nominate a replacement. The following table states the name of each of the persons proposed to be nominated for election as director, all other positions and offices with the Corporation now held by such person, his or her principal occupation and the name and principal business of the person or company in which any such employment is carried on and the year in which such person became a director of the Corporation.

Name	Age	Title	Term of Service

Douglas N. Mac Donald	69	Director, CEO	07/98 to present

Judy Campbell	71	Director	08/2017

Jake George	43	Director	11/2017

Brendan McKenna	41	Director	03/2018

Mr. Douglas N. Mac Donald – Director

Mr. Mac Donald is one of the original founders of E-Debit Global Corporation.  After Retiring in March 1995 after twenty-five (25) years of service with the Royal Canadian Mounted Police, Mr. Mac Donald since 1998 has devoted his time to the Corporation’s development and the development of E-Debit’s subsidiary companies. Mr. Mac Donald is presently the Corporation’s acting President and a member of the Board of Directors.

Mr. Judy Campbell – Director

On August 15, 2017, Mrs. Campbell joined the Board of Directors. Mrs. Campbell has resided as a businesswoman in the Clarke County/Las Vegas area of Nevada since the mid 1980’s. She is a licensed real estate agent in the state of Nevada specializing in commercial, residential and new construction for home buyers and investors. She is currently licensed with Simply Vegas Real Estate located in Henderson, Nevada.

Mr. Jake George – Director

On November 13, 2017, Mr. George joined our Board of Directors.  Mr. George holds a degree in economics and has thorough understanding and practice in sales and logistics and in 2008 commenced his business migration towards the Washington State medical marijuana industry. With appearance on NBC Nightly News, World News Tonight w/Diane Sawyer and dozens of other broadcast and print media publication Mr. George is considered to be one of Washington’s authorities on the subject of cannabis and the medicinal marijuana space and conducted on of Washington’s premier Medical Retail operations with multiple locations in Issaguah and Seattle, Washington.

Mr. Brendan McKenna was appointed and joined our Board of Directors on March 2, 2018. Mr. McKenna is one of the founders of the American Indian Health Services (“AIHS” )and has acted as its Chief Executive Officer since 2005. For the past 13 years Mr. McKenna has been leading AIHS’ efforts to bring measurable health care improvements to the American Indian and Alaska Native people. Mr. McKenna holds a Master’s Degree of Health Administration from the University of Washington as well as a BS degree in Exercise Physiology from the University of New Mexico and is a Participating tribal member of Nambe Pueblo in New Mexico.

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SECTION 16 OF THE SECURITIES EXCHANGE ACT COMPLIANCE

The following represents each person who did file, on a timely basis, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years:

Name	Reporting Person	Form 3 # of transactions	Form 4 # of transactions	Form 5 # of transactions
Douglas Mac Donald	Acting President and Member of the Board of Directors	0	0	N/A
Judy Campbell	Member of the Board of Directors	0	0	N/A
Jake George	Member of the Board of Directors	0	0	N/A
Brendan McKenna	Member of the Board of Directors	0	0	N/A

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash Compensation

The following table sets for the compensation paid by the Corporation for all services provided during the fiscal years ending December 31, 2014/2015/2016 to the Corporation’s President, Douglas Mac Donald.  No other executive officers of the Corporation earned more than $100,000.00 during any fiscal year.

The following table provides information regarding the compensation of the Corporation's chief executive officer during the last four (4) years.  Since none of the Corporation's more highly compensated executive officers other than the President have a total annual salary in excess of $100,000, no information regarding their salary is provided.

SUMMARY COMPENSATION TABLE OF EXECUTIVES

Name and Principal Position	Year	Salary
Douglas N. Mac Donald*1 President/CEO/Director	2014 2015 2016 2017	$0.00 $0.00 $0.00 $0.00

*1 – Since 2013 Mr. Mac Donald has waived his compensation in his role as President of the Corporation.

Compensation Pursuant to Management Contracts

Douglas N. Mac Donald, President/CEO

Since the start of fiscal year 2014 Mr. Mac Donald has waived his compensation in his role as President and a Director of the Corporation.

Other Compensation - None; no stock appreciation rights or warrants exist.

Compensation of Directors

Director Douglas N. Mac Donald received compensation as set out above.

The Corporation did not pay any compensation for services provided by any other member of the Board of Directors during the fiscal years ended December 31, 2014/2015/2016 and 2017.

Other Compensation - None; no stock appreciation rights or warrants exist.

Director Judy Campbell received no compensation in her role as a Director of the Corporation.

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Other Compensation - None; no stock appreciation rights or warrants exist.

Director Jake George received no compensation in her role as a Director of the Corporation.

Other Compensation - None; no stock appreciation rights or warrants exist.

Director Brendan McKenna received no compensation in her role as a Director of the Corporation.

Other Compensation - None; no stock appreciation rights or warrants exist.

Termination of Employment and Change of Control Arrangements

None.

Key Employees Incentive Stock Option Plan

None.

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (CD&A) provides information on the compensation programs established for our "Named Executive Officers" during our fiscal year ended December 31, 2017. All information provided herein should be read in conjunction with the tables provided below.

Our Board of Directors is responsible for establishing, implementing and monitoring the policies governing compensation for our executives. Currently our Board does not have a compensation committee.  Our officers are members of our Board of Directors and are able to vote on matters of compensation. We are not currently under any legal obligation to establish a compensation committee and have elected not to do so at this time.  In the future, we may establish a compensation committee if the Board determines it to be advisable or we are otherwise required to do so by applicable law, rule or regulation. During the year ended December 31, 2017 our Board did not employ any outside consultants to assist in carrying out its responsibilities with respect to executive compensation, although we have access to general executive compensation information regarding both local and national industry compensation practices. In future periods we may participate in regional and national surveys that benchmark executive compensation by peer group factors such as company size, annual revenues, market capitalization and geographical location.

The executive employment market in general is very competitive due to the number of companies with whom we compete to attract and retain executive and other staff with the requisite skills and experience to carry out our strategy and to maintain compliance with multiple Federal and State regulatory agencies. Many of these companies have significantly greater economic resources than our own. Our Board has recognized that our compensation packages must be able to attract and retain highly talented individuals that are committed to our goals and objectives, without at this time paying cash salaries that are competitive with some of our peers with greater economic resources.  Our compensation structure is weighted towards equity compensation in the form of options to acquire common stock, which the Board believes motivates and encourages executives to pursue strategic opportunities while managing the risks involved in our current business stage, and aligns compensation incentives with value creation for our shareholders.

Components of Our Executive Compensation Program

Our current executive compensation program is entirely salary based. In the future we intend to incorporate additional components we believe are necessary in order for the Company to provide a competitive compensation package relative to our peers and to provide an appropriate mix between short-term and long-term cash and non-cash compensation. Elements of our future executive compensation are likely to include:

•	Base Salary
•	Stock Awards
•	Other benefits available to all employees
•	Items specific to our President and Chief Executive Officer per an employment agreement

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Base Salary: At present we do not have a salary structure for employees and Executives, and amounts are based on skill set, knowledge and responsibilities. Base salaries may be established as necessary. During the year ended December 31, 2014/2015/2016 and 2017 the Corporation’s President and Chief Executive Officer waived any compensation related to any wholly owned/majority owned or investment related corporations which he acts as an Officer or Director.

Stock Awards: A portion of compensation paid to our executives will be equity based. We believe equity compensation helps align the interests of our executives with the interests of our shareholders. In that regard, our executives' compensation is subject to downside risk in the event that our common stock price decreases. In addition, we believe stock awards provide incentives to aid in the retention of key executives. No Stock compensation awards were granted to directors during the years ending December 31, 2014/2015/2016 and 2017.

Other Benefits: Our President and employees receive group benefits plan.

Corporate Governance

Independence of the Board of Directors

The Company is not required by any exchange or market to meet any standard of independence. The Board of Directors has adopted the NASDAQ definition of an independent director. After review of all relevant transactions or relationships between each director and the Company and our senior management and our independent auditors, our Board has affirmatively determined that each of Mr. Reuscher and Mr. Robins are independent directors.

Meetings of the Board of Directors and Board and Member Attendance

Our full Board of Directors met 4 times in during Fiscal 2017, either telephonically or in person, while each of the committees met at least four times. Board members collectively attended one hundred (100%) percent or more of the aggregate of the meetings of the Board that were held during the period for which he or she served as a director.

Director Nominees

The Board does not have a nominating committee, which the Board of Directors determined is not necessary given the relatively small size of the Company’s Board of Directors, management team and operations. Director nominees are selected, or recommended for the Board’s selection, by a majority of the independent directors. The Board does not have a written charter regarding its director nomination process and will consider candidates for directors proposed by shareholders. Not less than 10 days prior to the next meeting of the Board at which the slate of Board nominees is adopted, the Board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate's qualifications to serve as a director and a statement of why the shareholder submitting the name of the proposed nominee believes that the nomination would be in the best interests of shareholders. If the proposed nominee is not the shareholder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee's qualifications to serve on the Board, as well as a list of references.

The director nominees are identified through a combination of referrals, including by management, existing directors and shareholders, where warranted. Once a candidate has been identified, the Board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, one or more of our directors may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted to shareholders for election to the Board.

Among the factors that the Board considers when evaluating proposed nominees are their experience in the bioscience, chemical and/or pharmaceutical industries, knowledge of and experience with business matters, finance, capital markets and mergers and acquisitions. The Board may request additional information from the candidate prior to reaching a determination. The Board is under no obligation to formally respond to all recommendations, although as a matter of practice, it will endeavor to do so.

We do not have a formal diversity policy for selecting members of our Board. However, we do believe that it is important that our Board members collectively bring the experiences and skills appropriate to effectively carry out their responsibilities with respect to our business both as conducted today and as we plan for our longer-term strategic objectives. We therefore seek as members of our Board individuals with a variety of perspectives and the expertise and ability to provide advice and oversight in financial and accounting controls; research and development and regulatory affairs; business strategy; business development; and corporate governance, among other key areas of our business.

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The Board received no shareholder recommendations for nomination to the Board in connection with the Meeting. There are six director nominees for the Meeting, all of whom are incumbent directors standing for reelection.

The Board's Leadership Structure

We do not have a policy on whether the same person should serve as both the principal executive officer and Chairman of the Board or, if the roles are separate, whether the Chairman of the Board should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time based on the position and direction of the Company and the membership of the Board. Currently, the positions of Chairman and President and Chief Executive Officer are combined and held by Mr. Mac Donald Mr. Mac Donald’s in-depth knowledge of the Company’s strategic priorities and operations enables him to facilitate effective communication between management and the Board of Directors and see that key issues and recommendations are brought to the attention of the Board, providing an effective leadership structure. Having the Chief Executive Officer serve as the Chairman also helps to ensure that the Chief Executive Officer understands and can implement the recommendations and decisions of the Board.

Shareholder Communications with our Board of Directors

Shareholders may communicate appropriately with our directors by sending written correspondence addressed to info@e-debitglobal.com, or mailed to E-Debit Global Corporation, Suite 300, 2801 Youngfield Street, Golden, California. All correspondence so received and will deliver as soon as practicable such correspondence to the identified director addressee(s). The correspondence will not, however, be delivered if there are safety, security, appropriateness or other concerns that mitigate against delivery of the correspondence, as determined by the President in consultation with legal counsel. The Board or individual directors so addressed shall be advised of any correspondence withheld. The Board or individual director, as applicable, will generate an appropriate response to all validly received shareholder correspondence and will direct the President to send the response to the particular shareholder.

Code of Ethics

We have not adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  Since 2005 we have reviewed our requirements and circumstances related to the preparation of such a code of ethics for presentment to our Board of Directors.

Audit Committee

Our Board of Directors does not currently have an audit committee as such functions are performed by the Board of Directors acting as a whole.

Compensation Committee

Our Board of Directors does not currently have a compensation committee as such functions are performed by the Board of Directors acting as a whole.

Family Relationships

There is no family relationship between any director, executive or person nominated or chosen by the Company to become a director or executive officer.

Director Attendance at Annual Meeting

All of our Board members then serving attended either telephonically or in person the annual meeting of shareholders held during fiscal 2017.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Current E-Debit Global Corporation Director Jake George is the President and Chief Executive Officer of AGH WA, LLC operating as Affordable Green Holdings which the Corporation is actively concluding its current asset and/or share purchase. Mr. George has recused himself from all voting on matters associated to acquisitions related to AGH WA, LLC.

Notwithstanding the above, to the knowledge of the Corporation, no other director, officer, proposed nominee for election as a director of the Corporation, any associate or affiliate of said persons has any material interest in a transaction having been concluded since the commencement of the Corporation’s last two (2) fiscal years or has an interest in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

The Corporation does not have an audit committee nor does it have a nomination Committee.

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

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PROPOSAL NUMBER TWO

FISCAL YEARS 2014, 2015, 2016 and 2017 and APPOINTMENT OF AUDITORS

At the Meeting, the shareholders will be asked to i) approve the prepared financial statements for the Corporation for the years 2014, 2015, 2016 and 2017; (ii) to approve an ordinary resolution to appoint Steven McCollum, Certified Public Accountant, as U.S. auditor of the Corporation, for the next year and to authorize the Directors to fix their remuneration or authorize the Board of Directors to appoint such other auditor/s if Mr. McCollum is unavailable to act in the auditor capacity; and (iii) to to approve an ordinary resolution to appoint Sam Yeung, Certified Public Accountant, as Canadian auditor of the Corporation’s Canadian Subsidiaries or Investments, for the next year and to authorize the Directors to fix their remuneration or authorize the Board of Directors to appoint such other auditor/s if Mr. Yeung is unavailable to act in the auditor capacity.

Audit Fees

Since the end of fiscal year 2013 there have been no Audit fees incurred.

Audit-Related Fees

There were no fees for other audit related services for the fiscal years ended 2014/2015/2016 and 2017.

Tax Fees

There were no fees for tax compliance, tax advice, and tax planning for the fiscal years ended 2014/2015/2016 and 2017.

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

PROPOSAL NUMBER THREE

AMENDMENT TO PROPOSAL 4 OF THE 2017 SHAREHOLDER MEETING FOR APPROVAL OF A NAME CHANGE OF THE CORPORATION.

To present for approval an amendment of the approval of the shareholders at a meeting of the shareholders on March 27, 2017 to continue to conduct reorganization of the Corporation to facilitate a change of control of the company by US based companies which the Management and Board believe holds potential for the benefit of shareholders with particular attention to value recovery related to the current non-capital loss carried forward reflected on the Corporations financial statements (as specified in Action 4) to include and add the approval of a name change for the Corporation.

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

PROPOSAL NUMBER FOUR

APPROVAL OF TRADING SYMBOL CHANGE

To authorize the Corporation’s Board of Director and Management to make an application for a change to the current trading symbol of the Corporation from “WSHE” to such other symbol selected and approved by FINRA if the Board of Directors and Management believes a name change is in the best interest of the Corporation;

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

PROPOSAL NUMBER FIVE

AMENDMENT TO THE CORPORATIONS ARTICLE OF INCORPORATION AND/OR BYLAWS

To amend the articles of incorporation, and/or the bylaws of the Corporation to allow the Board of Directors to determine the manner in which Notice of a Shareholder Meeting either an Annual Meeting or a Special Meeting of the shareholders is given and/or delivered to Shareholders of Record;

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

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PROPOSAL NUMBER SIX

AMENDMENT TO THE CORPORATIONS ARTICLE OF INCORPORATION AND/OR BYLAWS

To amend the articles of incorporation, and/or the bylaws of the Corporation to allow the Board of Directors to impose such restrictions as is deemed to be in the best interest of the Corporation and to impose such restrictions on the transfer or registration of transfer of shares of the corporation subject to Colorado Revised Statutes Title 7 Corporations and Associations § 7-106-208;

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

PROPOSAL NUMBER SEVEN

ASSET ACQUISITIONS

To ratify and approve the purchase by the Corporation the assets of AGH WA, LLC a Washington State Limited Liability Company conducting business as Affordable Green Holdings (“AGH”) which may at the determination of the Corporation’s Board of Directors include a share purchase agreement;

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

PROPOSAL NUMBER EIGHT

ASSET ACQUISITIONS

To authorize the Corporation’s Board of Directors and Management to enter into such other asset purchases including but not limited to share purchase acquisitions that they feel are in the best interest in of the Corporation;

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

PROPOSAL NUMBER NINE

STOCK OPTION PLANS

To approve an ordinary resolution approving entitlements under the Company's Stock Option Plans (i. for Employees and ii. For Consultants and Advisors), as more particularly described and set out in the accompanying management information circular accompanying this notice of meeting;

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

PROPOSAL NUMBER TEN

GENERAL

To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

AVAILABILITY OF DISCLOSURE DOCUMENTS

Copies of the Corporation’s Financial Reports for fiscal year 2014, 2015, 2016, 2017 and this Information Statement will be posted on the Corporation’s web site and can be accessed at www.edebitglobal.com.

SHAREHOLDER PROPOSALS

For the next annual meeting of the shareholders of the Corporation, shareholders must submit to the Corporation any proposal that they wish to be included in the Corporation’s Proxy Statement and Form of Proxy no later than 12:00 hrs (noon) March 10, 2017. The written proposal must be received at the Corporation’s principal executive offices located at Suite 300, 2801 Youngfield Street, Golden, Colorado 80401.

Any notice of a shareholder proposal submitted outside the processes described above shall be considered untimely after 12:00 hrs. (Noon) March 26, 2018.

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Appendix A

E-DEBIT GLOBAL CORPORATION, INC.

2018 STOCK OPTION PLAN

FOR EMPLOYEES

1. Purpose of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning employee financial interests with long-term shareholder value.

Options granted hereunder may be either Incentive Stock Options or Nonqualified Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

2. Definitions.

As used herein, the following definitions shall apply:

(a)"Board" shall mean the Committee, if such Committee has been appointed, or the Board of Directors of the Company, if such Committee has not been appointed.

(b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed; provided, however, if the Board of Directors appoints more than one Committee pursuant to Section 4, then "Committee" shall refer to the appropriate Committee, as indicated by the context of the reference.

(d) "Common Shares" shall mean the common shares of E-Debit Global Corporation.

(e) "Company" shall mean E-Debit Global Corporation, a Colorado corporation and any successor thereto.

(f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence authorized in writing by a Vice President of the Company prior to its commencement.

(g) "Employee" shall mean any person, including officers, employed by the Company or any Parent or Subsidiary of the Company.

(h) "Incentive Stock Option" shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(i) "Maximum Annual Employee Grant" shall have the meaning set forth in Section 5(e).

(j) "Non-Employee Director" shall have the same meaning as defined or interpreted for purposes of Rule 16b-3 (including amendments and successor provisions) as promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act ("Rule 16b-3").

(k) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

(l) "Option" shall mean a stock option granted pursuant to the Plan.

(m) "Optioned Shares" shall mean the Common Shares subject to an Option.

(n) "Optionee" shall mean an Employee who receives an Option.

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(o) "Outside Director" shall have the same meaning as defined or interpreted for purposes of Section 162(m) of the Code.

(p) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(q) "Plan" shall mean this 2018 Stock Option Plan, including any amendments thereto.

(r) "Share" shall mean one Common Share, as adjusted in accordance with Section 11 of the Plan.

(s) "Subsidiary" shall mean (i) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of a Nonqualified Stock Option, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls 50 percent or more of the voting power or equity interests.

3. Shares Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 100,000,000 Common Shares. The Shares may be authorized, but unissued, or reacquired Common Shares.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or awards under the 2018 Stock Plan (the "2018 Plan").

4. Administration of the Plan.

(a) Procedure. The Plan shall be administered by the Board of Directors of the Company.

(1) The Board of Directors may appoint one or more Committees each consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, such Committees shall continue to serve until otherwise directed by the Board of Directors.

(2) Any grants of Options to officers who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") shall be made by (i) a Committee of two or more directors, each of whom is a Non-Employee Director and an Outside Director or (ii) as otherwise permitted by both Rule 16b-3, Section 162(m) of the Code and other applicable regulations.

(3) Subject to the foregoing subparagraphs (1) and (2), from time to time the Board of Directors may increase the size of the Committee(s) and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies however caused.

(b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonqualified Stock Options; (ii) to determine, in accordance with Section 8(b) of the Plan, the fair market value of the Shares; (iii) to determine, in accordance with Section 8(a) of the Plan, the exercise price per share of Options to be granted; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan and the terms of Options; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any Option; (viii) to reduce the exercise price per share of outstanding and unexercised Options; (ix) to accelerate or defer (with the consent of the Optionee) the vesting or exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan; provided that, no consent of an Optionee is necessary under clauses (vii) or (ix) if the modification, amendment, acceleration, or deferral in the reasonable judgment of the Board confers a benefit on the Optionee, or is made pursuant to an adjustment in accordance with Section 11.

(c) Effect of Board's Decision. All decisions, determinations, and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

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5. Eligibility.

(a) Options may be granted only to Employees. For avoidance of doubt, directors are not eligible to participate in the Plan unless they are full-time Employees.

(b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

(c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d) Nothing in the Plan or any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the employment relationship at any time, with or without cause.

(e) The maximum number of Shares with respect to which an Option or Options may be granted to any Employee in any one taxable year of the Company shall not exceed 20,000,000 shares (the "Maximum Annual Employee Grant").

6. Term of Plan. The Plan shall become effective upon its adoption by the Board. No new Options may be granted under the Plan, provided that Shares subject to the Plan (other than Shares issued in the exercise of Options granted under the Plan) shall be available for grants and awards under the 2018 Plan as provided in Section 3 and awards shall be subject to adjustment as provided in Section 11.

7. Term of Option. The term of each Option shall be no more than five (5) years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

8. Exercise Price and Consideration.

(a) The per Share exercise price under each Option shall be such price as is determined by the Board, subject to the following:

(1) In the case of an Incentive Stock Option

(i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

(ii) granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

(2) In the case of a Nonqualified Stock Option the per Share exercise price may be less than, equal to, or greater than the fair market value per Share on the date of grant.

(b) The fair market value per Share shall be the closing price per share of the Common Share on the OTC Bulletin Board Stock Market ("OTC Bulletin Board") on the date of grant. If the Shares cease to be listed on OTC Bulletin Board, the Board shall designate an alternative method of determining the fair market value of the Shares.

(c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board at the time of grant and may consist of cash and/or check. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price. If the Optionee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he may in addition be allowed to pay all or part of the purchase price with Shares.

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(d) Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay any federal, state, and local withholding obligations of the Company, if applicable. If an Optionee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he may elect to pay such withholding tax obligations by having the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall equal the fair market value of the Shares on the day the Option is exercised. The right of an officer to dispose of Shares to the Company in satisfaction of withholding tax obligations shall be deemed to be approved as part of the initial grant of an option, unless thereafter rescinded, and shall otherwise be made in compliance with Rule 16b-3 and other applicable regulations.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder.

Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board at the time of grant, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 5(b), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as Employee. In the event of termination of an Optionee's Continuous Status as an Employee, such Optionee may exercise stock options to the extent exercisable on the date of termination. Such exercise must occur within three (3) months (or such shorter time as may be specified in the grant), after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Optionee may exercise the Option, but only to the extent of the right to exercise that would have accrued had the Optionee remained in Continuous Status as an Employee for a period of twelve (12) months after the date on which the Employee ceased working as a result of the total and permanent disability. Such exercise must occur within eighteen (18) months (or such shorter time as is specified in the grant) from the date on which the Employee ceased working as a result of the total and permanent disability (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise such Option within the time specified herein, the Option shall terminate.

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(d) Death of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of the death of an Optionee:

(i) who is at the time of death an Employee of the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee twelve (12) months after the date of death; or

(ii) whose Option has not yet expired but whose Continuous Status as an Employee terminated prior to the date of death, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

(e) Notwithstanding subsections (b), (c), and (d) above, the Board shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the Employee's Continuous Status as an Employee had occurred).

10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

11. Adjustments Upon Changes in Capitalization or Merger. If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and/or the price per share covered by outstanding Options under the Plan, and (iii) the Maximum Annual Employee Grant. The Board may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. In determining adjustments to be made under this Section 11, the Board may take into account such factors as it deems appropriate, including (i) the restrictions of applicable law, (ii) the potential tax consequences of an adjustment, and (iii) the possibility that some Optionees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Options, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Options will be effected in a manner that precludes the enlargement of rights and benefits under such Options. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Board shall be final, binding and conclusive. For purposes of this Section 11, conversion of any convertible securities of the Company shall not be deemed to have been effected "without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise an Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

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12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of an option and all conditions to the grant have been satisfied, provided that conditions to the exercise of an option shall not defer the date of grant. Notice of a grant shall be given to each Employee to whom an Option is so granted within a reasonable time after the determination has been made.

13. Substitutions and Assumptions. The Board shall have the right to substitute or assume Options in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Options before and after the substitution.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to stock option exercises); provided that any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan, shall require approval of or ratification by the shareholders of the Company.

(b) Employees in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Options granted to Employees employed in such countries and to meet the objectives of the Plan.

(c) Effect of Amendment or Termination. Except as otherwise provided in Sections 4 and 11, any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. Shareholder Approval. The Plan, as amended, is subject to approval by the shareholders of the Company at the 2004 Annual Meeting of Shareholders. If the Plan, as herein amended, is not so approved by the shareholders, the Plan, as previously approved, shall continue in effect.

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Appendix B

E-DEBIT GLOBAL CORPORATION, INC.

STOCK OPTION PLAN

FOR CONSULTANTS AND ADVISORS

1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and maintain a long-term relationship with the best available consultants and advisors, to provide additional incentive to such individuals, and to promote the success of the Company’s business. Options granted hereunder shall be Nonqualified Stock Options, and shall be evidenced by written Stock Option Agreements.

2. Definitions. As used herein, the following definitions shall apply:

(a) "Board" shall mean the Committee, if such Committee has been appointed, or the Board of Directors of the Company, if such Committee has not been appointed.

(b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

(d) "Common Stock" shall mean the common stock of E-Debit Global Corporation.

(e) "Company" shall mean E-Debit Global Corporation, a Colorado corporation.

(f) "Continuous Status as a Consultant or Advisor" shall mean the absence of any interruption, expiration, or termination of an Optionee’s consulting or advisory relationship with the Company. Continuous Status as a Consultant or Advisor shall not be considered interrupted in the case of any temporary interruption in such person’s availability to provide services to the Company which has been authorized in writing by a Vice President of the Company prior to its commencement; provided, however, that the Company may require suspension of vesting in such cases. Continuous Status as a Consultant or Advisor shall not be considered terminated if such person accepts employment with the Company, and thereafter a person’s Continuous Status as an Employee, and the effectsof an interruption or termination thereof (including by reason of death or disability), shall be determined with reference to the Company’s 2018 Stock Option Plan.

(g) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(h)"Option" shall mean a stock option granted pursuant to the Plan.

(i) "Optioned Stock" shall mean the Common Stock subject to an Option.

(j) "Optionee" shall mean any consultant or advisor who receives an Option.

(k) "Plan" shall mean this Stock Option Plan for Consultants and Advisors.

(l) "Share" shall mean one share of Common Stock, as adjusted in accordance with Section 11 of the Plan.

3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 50,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become un-exercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

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4. Administration of the Plan.

(a) Procedure. The Plan shall be administered by the Board of Directors of the Company.

(1) The Board of Directors may appoint a Committee, consisting of not less than two members of the Board of Directors, to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, such Committee shall continue to serve until otherwise directed by the Board of Directors.

(2) The Board of Directors may, from time to time, increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Nonqualified Stock Options; (ii) to determine, in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine, in accordance with Section 8(a) of the Plan, the exercise price per share of Options to be granted, (iv) to determine the individuals to whom, and the time or times at which, options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan and the terms of Options; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any Option; (viii) to reduce the exercise price per share of outstanding and unexercised Options; (ix) to accelerate or defer (with the consent of the Optionee) the vesting or exercise date of any Option; (x) to authorize any person to execute, on behalf of the Company, any instrument required to effectuate the grant of an Option previously granted by the Board; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan; provided that, no consent of an Optionee is necessary under clauses (vii) or (ix) if the modification, amendment, acceleration, or deferral in the reasonable judgment of the Board confers a benefit upon the Optionee, or is made pursuant to an adjustment in accordance with Section 11.

(c) Effect of Board’s Decision. All decisions, determinations, and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. Eligibility.

(a) Options may be granted to consultants and advisors who provide consulting services to the Company. In no event shall any employees (full-time or part-time) of the Company be eligible for the grant of an Option under the Plan. Notwithstanding the foregoing, the fact that an Optionee subsequently becomes an employee of the Company shall not affect such Optionee’s Option, so long as the Optionee’s Continuous Status as a Consultant or Advisor was uninterrupted prior to his or her commencement of employment with the Company.

(b) Nothing in the Plan or any Option granted hereunder shall confer upon any Optionee any right to continue or require the continuance of the Optionee’s consulting or advisory relationship with the Company, nor shall it interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board and shall continue in effect for five (5) years, unless sooner terminated under Section 14 of the Plan.

7. Term of Option. The term of each Option shall be no more than ten (10) years from the date of grant.

8. Exercise Price and Consideration.

(a) The per Share exercise price under each Option shall be such price as is determined by the Board, which price may be less than, equal to, or greater than the fair market value per Share on the date of grant.

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(b) The fair market value per Share shall be the closing price per share of the Common Stock on the OTC Bulletin Board Exchange on the date of grant. If the Common Stock ceases to be listed on the OT Bulletin Board Exchange, the Board shall designate an alternative method of determining the fair market value of the Common Stock.

(c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board at the time of grant and may consist of cash and/or check. Payment may also be made by delivering a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price.

(d) Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay any federal, state, and local withholding obligations of the Company, if applicable.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder.

Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board at the time of grant, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

The exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Consulting Relationship with Optionee. In the event of termination of an Optionee’s Continuous Status as a Consultant or Advisor, such Optionee may exercise stock options to the extent exercisable on the date of termination. Such exercise must occur within three (3) months (or such shorter time as may be specified in the grant), after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, the Option shall terminate.

(c) Termination of Consulting Relationship Due to Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee’s Continuous Status as a Consultant or Advisor as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), such Optionee may exercise stock options to the extent exercisable on the date of termination.

Such exercise must occur within eighteen (18) months (or such shorter time as may be specified in the grant), after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise such Option within the time specified herein, the Option shall terminate.

(d) Death of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of the death of an Optionee: (i) who is at the time of death a consultant or advisor to the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s Personal Representative or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death; or

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(ii) whose Option has not yet expired, but whose Continuous Status as a Consultant or Advisor terminated prior to the date of death, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s Personal Representative or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

(e) Notwithstanding subsections (b), (c), and (d) above, the Board shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the Optionee’s Continuous Status as a Consultant or Advisor had occurred).

10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Adjustments Upon Changes in Capitalization or Merger. If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and/or the price per share covered by outstanding Options under the Plan. The Board may also make adjustments described in (i)-(ii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. In determining adjustments to be made under this Section 11, the Board may take into account such factors as it deems appropriate, including (i) the restrictions of applicable law, (ii) the potential tax consequences of an adjustment, and (iii) the possibility that some Optionees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Options, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Options will be effected in a manner that precludes the enlargement of rights and benefits under such Options. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Board shall be final, binding and conclusive. For purposes of this Section 11, conversion of any convertible securities of the Company shall not be deemed to have been effected "without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reasons thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise an Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each consultant or advisor to whom an Option is so granted within a reasonable time after the date of such grant.

13. Substitutions and Assumptions. The Board shall have the right to substitute or assume Options in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Options before and after the substitution.

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14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

(b) Effect of Amendment or Termination. Except as otherwise provided in Sections 4 and 11, any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

15. Conditions Upon

Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant to thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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